Consolidated Statements of Comprehensive Earnings - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017
Net earnings	$ 128,574	$ 94,074
Foreign currency translation gain (loss)	(13,087)	16,648
Unrealized gain on interest swaps, net of tax	129	552
Pension liability adjustments, net of tax	1,638	1,125
Comprehensive earnings	117,254	112,399
Less: Comprehensive earnings attributable to non-controlling interests	37,657	32,852
Comprehensive earnings attributable to Company	$ 79,597	$ 79,547